Exhibit 99.1

Park City Group Reports Fiscal Third Quarter 2016 Results

25% increase in pro forma revenue, GAAP net income now positive for fiscal year-to-date
ReposiTrak connections exceed 6,500, major strategic initiatives on track and accelerating

SALT LAKE CITY, UT – May 9, 2016 – Park City Group (NASDAQ: PCYG), a cloud-based software company that uses big data management to help retailers and their suppliers ‘sell more, stock less and see everything’, today announced results for its fiscal third quarter ended March 31, 2016.

Strategic and Financial Highlights:

	3 Months Ended			9 Months Ended
FY ENDS June	3/31/2016	3/31/2015	% Change	3/31/2016	3/31/2015	% Change
($ in 000)

"PRO FORMA"
Total Revenues	$3,580	$2,871	25%	$10,216	$8,630	18%
Net Income (Loss)	$295	$(1,318)	NM	$169	$(3,685)	NM

"AS REPORTED"
Total Revenues	$3,580	$3,391	6%	$10,216	$10,204	0%
Net Income (Loss)	$295	$(550)	NM	$169	$(1,467)	NM

References to pro forma financial results reflect the acquisition of ReposiTrak, the elimination of fees paid to Park City Group by ReposiTrak, and the recognition of ReposiTrak’s revenue in the comparable periods.

•
Third quarter revenue reached a record $3.6 million, ahead of internal expectations – “Overall revenue grew 25% on a pro forma basis and 6% on a reported basis, driven by triple-digit growth in ReposiTrak and double-digit growth in our Supply Chain business,” said Randall K. Fields, Park City Group’s Chairman and CEO. “The strength in our business is giving us the flexibility to accelerate convergence and expand our product offering, business model, and target customer base.”

•
Positive fiscal 3Q16 GAAP net income transitioned the Company to year-to-date profitability – Fiscal 3Q16 net income was $295,000, versus a loss of ($550,000) a year ago due to higher revenues and lower operating expenses. “We expect to be profitable for the full fiscal year and in the foreseeable future,” said Mr. Fields. “We believe growing profitability and our strong balance sheet, with $11.3 million in cash, are key factors potential customers look at when selecting a food safety partner.”

•
Rising food safety issues prompting industry executives to action – “High-profile outbreaks of foodborne illness, a surge in litigation and criminal prosecutions, and the recent introduction of expanded regulations has led to growing awareness of the implications of the food safety risks and the problems associated with non-compliance. Interest in ReposiTrak is continuing to rise, and participation in our informational seminars is increasing dramatically,” said Mr. Fields.

•
ReposiTrak connections growing with hub expansion, pipeline of hubs continues to grow – “We finished the quarter with more than 6,500 supplier connections and are on track to reach our goals,” said Mr. Fields. “We continue to see benefits from ongoing process improvements and a growing number of ReposiTrak hubs. During the quarter we announced three additional hubs for a total of twenty-two, and our pipeline of new hubs and potential connections continues to grow.”

•
Strategic relationships and expanded offering strengthen position as food safety leader – “We have begun hosting SQF, one of the largest food safety auditing systems, within the ReposiTrak database,” said Mr. Fields. “SQF is the globally recognized standard for food safety audits, used by more than 9,000 facilities of many of the largest food companies in the world. We believe this new capability will significantly enhance ReposiTrak’s network, making it the place for food safety.”

•
Successfully launched unified application portal to greater than expected interest – “Our customers are realizing food safety compliance is only part of an effective program of supply chain management. We have packaged our supply chain and food safety applications in a unified portal and have begun deploying it with customers,” said Mr. Fields. “Interest in the portal is higher than we expected and we anticipate several other engagements in the near future.”

•
ReposiTrak’s eCommerce platform “Marketplace” to launch soon – “Marketplace will be an online exchange and eCommerce application which will provide ReposiTrak users a place to publish a catalog of their goods and market themselves to retailers and wholesalers looking for suppliers that meet their food safety and product requirements. By adding the opportunity for suppliers to increase sales, Marketplace will significantly enhance ReposiTrak’s value proposition to its users,” said Mr. Fields.

Financial Results Summary

Fiscal Third Quarter Results: Total revenue rose 25% to $3.58 million for the three months ended March 31, 2016, from $2.87 million a year ago on a pro forma basis. This was a 6% increase from $3.39 million on a reported basis. The Company believes that pro forma comparisons, which reflect the acquisition of ReposiTrak, are a better of measure of actual performance as it gives a more accurate comparison of revenue from ongoing business activities in the comparable periods. Total operating expenses during the quarter were $3.25 million, a 22% decrease from $4.17 million a year ago on a pro forma basis, and a 19% decrease from $4.01 million on a reported basis, with reductions in every expense category. As a result, net income was $295,000, versus a loss of ($1.3) million a year ago on a pro forma basis, and a loss of ($550,000) on a reported basis. Net income to shareholders was $118,000, or $0.01 per common share, as compared to a loss of ($3.6) million, or ($0.20) per share, on a pro forma basis, and a loss of ($2.8) million, or ($0.16) per share, on a reported basis. The Company ended the fiscal third quarter of 2016 with $11.3 million in cash and marketable securities.

About Park City Group

Park City Group (PCYG) is a Software-as-a-Service ("SaaS") provider that brings unique visibility to the consumer goods supply chain, delivering actionable information to ensure products are available when and where consumers demand them.  Park City Group’s technology also assists all participants in the food and drug supply chains to comply with food and drug safety regulations through the Company’s ReposiTrak subsidiary. More information is available at www.parkcitygroup.com and www.repositrak.com.

Specific disclosure relating to the acquisition of ReposiTrak, including management’s analysis of results from operations and financial condition, are contained in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2016 and other reports filed with the Securities and Exchange Commission. Investors are encouraged to read and consider such disclosure and analysis contained in the Company’s Form 10-Q and other reports, including the risk factors contained in the Form 10-Q.

The Company will host a conference call at 4:15 P.M. Eastern today, May 9, 2016 to discuss the results. Investors and interested parties may participate in the call by dialing 1-888-504-7963 and referring to Conference ID: 2421614. The conference call is also being webcast and is available via the investor relations section of the Company’s website, www.parkcitygroup.com.

Investor Relations Contact:

Jeff Elliott
Three Part Advisors, LLC
972-423-7070

Dave Mossberg
Three Part Advisors, LLC
817-310-0051

Park City Group, Inc.
INCOME STATEMENT
	"AS REPORTED"			"AS REPORTED"

	3 Months Ended			9 Months Ended
FY ENDS June	3/31/2016	3/31/2015	% Change	3/31/2016	3/31/2015	% Change

Total Revenues	$3,580,329	$3,390,933	6%	$10,215,752	$10,204,456	0%

Operating Expenses
Cost of Services	1,050,074	1,245,353	(16%)	3,223,548	3,949,136	(18%)
Sales and Marketing	1,264,036	1,547,553	(18%)	4,107,676	4,419,384	(7%)
General and Administrative	807,542	1,026,751	(21%)	2,317,316	2,908,653	(20%)
Depreciation and Amortization	125,939	190,041	(34%)	382,453	564,800	(32%)
Total Operating Expenses	3,247,591	4,009,698	(19%)	10,030,993	11,841,973	(15%)

Income (Loss) from Operations	332,738	(618,765)	NM	184,759	(1,637,517)	NM

Other Income (Expenses)
Interest Income (Expenses)	(10,986)	68,911	NM	10,328	170,724	(94%)
Loss on Disposal of Investment	(26,684)	-	NM	(26,128)	-	NM

Income (Loss) Before Taxes	295,068	(549,854)	NM	168,959	(1,466,793)	NM

(Provision) Benefit for Taxes	-	-	NM	-	-	NM

Net Income (Loss)	295,068	(549,854)	NM	168,959	(1,466,793)	NM

Dividends on Preferred Stock	(176,588)	(135,699)	30%	(546,536)	(444,645)	23%
Series B Restructure	-	(2,141,980)	NM	-	(2,141,980)	NM

Net Income (Loss) to Common Shareholders	$118,480	$(2,827,533)	NM	$(377,577)	$(4,053,418)	(91%)

GAAP EPS	$0.01	$(0.16)	NM	$(0.02)	$(0.24)	(92%)

Weighted Average Shares, Basic	19,196,000	17,334,000	11%	19,128,000	17,204,000	11%

Park City Group, Inc.
RECONCILIATION OF NON-GAAP ITEMS

	"AS REPORTED"			"AS REPORTED"

	3 Months Ended			9 Months Ended
FY ENDS June	3/31/2016	3/31/2015	% Change	3/31/2016	3/31/2015	% Change

Net Income (Loss)	$295,068	$(549,854)	NM	$168,959	$(1,466,793)	NM

Adjustments:
Depreciation and Amortization	125,939	190,041	(34%)	382,453	564,800	(32%)
Bad Debt Expense	9,564	32,885	(71%)	43,140	124,982	(65%)
Interest Income (Expenses)	10,986	(68,911)	NM	(10,328)	(170,724)	(94%)
Stock Compensation Expense	290,343	546,551	(47%)	775,202	1,796,386	(57%)

Adjusted EBITDA	$731,900	$150,712	386%	$1,359,426	$848,651	60%

Net Income (Loss)	$295,068	$(549,854)	NM	$168,959	$(1,466,793)	NM

Adjustments:
Stock Compensation Expense	290,343	546,551	(47%)	775,202	1,796,386	(57%)
Acquisition Related Amortization	32,850	105,579	(69%)	98,550	316,737	(69%)

Adjusted non-GAAP Net Income (Loss)	618,261	102,276	505%	1,042,711	646,330	61%

Dividends on Preferred Stock	(176,588)	(135,699)	30%	(546,536)	(444,645)	23%

Adjusted non-GAAP Net Income (Loss) to Common Shareholders	$441,673	$(33,423)	NM	$496,175	$201,685	146%

Adjusted Non-GAAP EPS	$0.02	$(0.00)	NM	$0.03	$0.01	121%

Weighted Average Shares, Basic	19,196,000	17,334,000	11%	19,128,000	17,204,000	11%

Park City Group, Inc.
INCOME STATEMENT

	"PRO FORMA" for ReposiTrak Acquisition			"PRO FORMA" for ReposiTrak Acquisition

	3 Months Ended			9 Months Ended
FY ENDS June	3/31/2016	3/31/2015	% Change	3/31/2016	3/31/2015	% Change

Total Revenues	$3,580,329	$2,870,646	25%	$10,215,752	$8,630,284	18%

Operating Expenses
Cost of Services	1,050,074	1,245,353	(16%)	3,223,548	3,949,136	(18%)
Sales and Marketing	1,264,036	1,666,321	(24%)	4,107,676	4,730,288	(13%)
General and Administrative	807,542	1,071,368	(25%)	2,317,316	3,026,007	(23%)
Depreciation and Amortization	125,939	190,041	(34%)	382,453	564,800	(32%)
Total Operating Expenses	3,247,591	4,173,083	(22%)	10,030,993	12,270,231	(18%)

Income (Loss) from Operations	332,738	(1,302,437)	NM	184,759	(3,639,947)	NM

Other Income (Expenses)
Interest Income (Expenses)	(10,986)	(15,421)	NM	10,328	(45,255)	NM
Loss on Disposal of Investment	(26,684)	-	NM	(26,128)	-	NM

Income (Loss) Before Taxes	295,068	(1,317,858)	NM	168,959	(3,685,202)	NM

(Provision) Benefit for Taxes	-	-	NM	-	-	NM

Net Income (Loss)	295,068	(1,317,858)	NM	168,959	(3,685,202)	NM

Dividends on Preferred Stock	(176,588)	(135,699)	30%	(546,536)	(444,645)	23%
Series B Restructure	-	(2,141,980)	NM	-	(2,141,980)	NM

Net Income (Loss) to Common Shareholders	$118,480	$(3,595,537)	NM	$(377,577)	$(6,271,827)	(94%)

GAAP EPS	$0.01	$(0.20)	NM	$(0.02)	$(0.35)	(94%)

Weighted Average Shares, Basic	19,196,000	18,207,000	5%	19,128,000	18,077,000	6%

Park City Group, Inc.
RECONCILIATION OF NON-GAAP ITEMS

	"PRO FORMA" for ReposiTrak Acquisition			"PRO FORMA" for ReposiTrak Acquisition

	3 Months Ended			9 Months Ended
FY ENDS June	3/31/2016	3/31/2015	% Change	3/31/2016	3/31/2015	% Change

Net Income (Loss)	$295,068	$(1,317,858)	NM	$168,959	$(3,685,202)	NM

Adjustments:
Depreciation and Amortization	125,939	190,041	(34%)	382,453	564,800	(32%)
Bad Debt Expense	9,564	32,885	(71%)	43,140	124,982	(65%)
Interest Income (Expenses)	10,986	15,421	NM	(10,328)	45,255	NM
Stock Compensation Expense	290,343	546,551	(47%)	775,202	1,796,386	(57%)

Adjusted EBITDA	$731,900	$(532,960)	NM	$1,359,426	$(1,153,779)	NM

Net Income (Loss)	$295,068	$(1,317,858)	NM	$168,959	$(3,685,202)	NM

Adjustments:
Stock Compensation Expense	290,343	546,551	(47%)	775,202	1,796,386	(57%)
Acquisition Related Amortization	32,850	138,429	(76%)	98,550	415,287	(76%)

Adjusted non-GAAP Net Income (Loss)	618,261	(632,878)	(198%)	1,042,711	(1,473,529)	NM

Dividends on Preferred Stock	(176,588)	(135,699)	NM	(546,536)	(444,645)	23%

Adjusted non-GAAP Net Income (Loss) to Common Shareholders	$441,673	$(768,577)	NM	$496,175	$(1,918,174)	NM

Adjusted Non-GAAP EPS	$0.02	$(0.04)	NM	$0.03	$(0.11)	NM

Weighted Average Shares, Basic	19,196,000	18,207,000	5%	19,128,000	18,077,000	6%

Park City Group, Inc.
CONSOLIDATED BALANCE SHEET

FY ENDS June	3/31/2016	6/30/2015

Assets

Current Assets:
Cash & Equivalents	$11,333,020	$11,325,572
Accounts Receivables	2,830,361	1,640,591
Prepaid and Other Current Assets	414,040	463,427
Total Current Assets	14,577,421	13,429,590

Property and Equipment, net	512,526	764,442

Other Assets
Deposits and Other Assets	14,866	14,866
Investments	471,584	-
Capitalized software costs, net	109,895	-
Customer Relationships	1,215,450	1,314,000
Goodwill	20,883,886	20,883,886
Total Other Assets	22,695,681	22,212,752

Total Assets	$37,785,628	$36,406,784

Liabilities

Current Liabilities
Accounts Payable	$646,383	$817,119
Accrued Liabilities	1,476,750	2,521,111
Deferred Revenue	2,551,844	2,331,920
Lines of Credit	2,500,000	2,500,000
Notes Payable	260,091	227,301
Total Current Liabilities	7,435,068	8,397,451

Long-Term Liabilities
Notes Payable, Less Current Portion	536,249	349,192
Other Long-Term Liabilities	65,944	75,518
Total Long Term Liabilities	602,193	424,710

Total Liabilities	8,037,261	8,822,161

Shareholder Equity

Series B Preferred	$6,254	$6,254
Series B-1 Preferred	1,528	742
Common Stock	192,073	188,759
Additional Paid-In Capital	72,833,717	70,296,496
Accumulated Deficit	(43,285,205)	(42,907,628)

Total Shareholder Equity	29,748,367	27,584,623

Total Liabilities and Shareholder Equity	$37,785,628	$36,406,784

Park City Group, Inc.
CONSOLIDATED STATEMENT OF CASH FLOWS

	9 Months Ended
FY ENDS June	3/31/16	3/31/15

Cash Flows From Operating Activities:
Net Income (Loss)	$168,959	$(1,466,793)

Adjustments to Reconcile Net Income (Loss), in Operating Activities:
Depreciation and Amortization	382,453	564,800
Bad Debt Expense	43,140	124,982
Charitable non-cash donations	-	157,950
Stock Compensation Expense	775,202	1,796,386
(Gain) Loss on the Sale of Investments	26,128	-
Decrease (Increase) in Trade Receivables	(1,232,910)	(114,988)
Decrease (Increase) in Prepaid Expenses and Other Assets	49,387	(419,887)
Increase (Decrease) in Accounts Payable	(170,736)	84,713
Increase (Decrease) in Accrued Liabilities	(59,270)	26,004
Increase (Decrease) in Deferred Revenue	219,924	(244,391)

Net Cash From (Used In) Operating Activities	202,277	508,776

Cash Flows From Investing Activities:
Purchase of Marketable Securities	(4,639,036)	-
Cash from Sale of Marketable Securities	4,612,908	-
Cash Received (Advanced) on Notes Receivable	-	(1,059,460)
Sale (Purchase) of Property and Equipment	(31,987)	(362,089)
Capitalization of software costs	(109,895)	-
Purchase of Available for sale securities	(471,584)	-

Net Cash From (Used In) Investing Activities	(639,594)	(1,421,549)

Cash Flows From Financing Activities:
Proceeds from Issuance of Notes Payable	396,000	172,795
Proceeds from Employee Stock Plans	199,848	203,211
Proceeds from exerice of warrants	33,002	-
Proceeds from issuance of common stock	-	903,469
Series B Redemption	-	(7,500)
Dividends Paid	(7,932)	(154,473)
Payments on Notes Payable and Capital Leases	(176,153)	(190,127)

Net Cash From (Used In) Financing Activities	444,765	927,375

Net Increase (Decrease) in Cash	7,448	14,602

Cash at Beginning of Period	11,325,572	3,352,559

Cash at End of Period	$11,333,020	$3,367,161

Non-GAAP Financial Measures and Pro-Forma Results

This press release includes the following financial measures defined as “non-GAAP financial measures” by the Securities and Exchange Commission: non-GAAP EBITDA, non-GAAP earnings per share, net debt and free cash flow. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. Reconciliations of these non-GAAP financial measures to the nearest comparable GAAP measures will be provided upon the completion of the Company’s annual audit.

Non-GAAP EBITDA excludes items such as impairment charges, allowance for doubtful accounts, charges to consolidate and integrate recently acquired businesses, costs of closing corporate facilities, non-cash stock based compensation and other one-time cash and non-cash charges. Non-GAAP EPS excludes items such as non-cash stock based compensation, charges to consolidate and integrate recently acquired businesses, costs for closing corporate facilities, amortization of acquired intangible assets and other one-time cash and non-cash charges. Net debt is the total debt balance less the cash balance. Free cash flow includes net cash provided (used) by operating activities less replacement purchases of property and equipment. The Company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses or net purchases of property and equipment, as the case may be, which may not be indicative of its core operation results and business outlook. Because Park City Group has historically reported certain non-GAAP results to investors, the Company believes that the inclusion of non-GAAP measures provides consistency in financial reporting.

In addition to reporting financial measures on a GAAP and non-GAAP basis, management has elected to disclose certain financial measures on a pro-forma basis because it believes this pro-forma comparison is more appropriate to its current accounting treatment for the business. The pro-forma financial results of the Company presented in this release reflect the elimination of Park City Group’s historical accounting treatment of ReposiTrak as a customer of the Company and present the Company’s prior financial results as if ReposiTrak were a wholly-owned subsidiary of the Company.

Forward-Looking Statement

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “if”, “should” and “will” and similar expressions as they relate to Park City Group, Inc. (“Park City Group”) are intended to identify such forward-looking statements. Park City Group may from time to time update these publicly announced projections, but it is not obligated to do so. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. For a discussion of such risks and uncertainties, see “Risk Factors” in Park City’s annual report on Form 10-K, its quarterly report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.